SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549



                               FORM 8-K


                            CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported):   April 19, 1999




                            AGRISTAR, INC.
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)




     Delaware                  1-10192                  76-0232200
-------------------         --------------         --------------------
(State or other               (Commission          (IRS Employer
 Jurisdiction of             File Number)           Identification No.)
 Organization)




                711 Liberty Street, Norfolk, VA  23224
                ---------------------------------------
                (Address of principal executive office)




  Registrant's telephone number, including area code:  (757) 543,5880
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


                            AGRISTAR, INC.
                            --------------


ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.  On April 19, 1999,
Ms. Novick, the sole remaining director of Agristar Inc. (the Company), appointed Terry Branson, Shelia Rodgers and Gil Carolino to fill the vacancies on the Company's Board of Directors pursuant to Section 223 of the Delaware General Corporation Law and to serve as its President, Secretary and Treasurer pursuant to section 142 thereof. Immediately thereafter, Ms. Novick resigned from the Company's Board of Directors.
Ms. Novick did not disclose any disagreement with the Company on any matter relating to its operations, policies or practices in connection with her resignation. A copy of Ms. Novick's letter is attached hereto as
Exhibit 17 to this Report.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)   Financial Statements.  Not applicable.

     (b)   Pro Forma Financial Information.  Not applicable.

     (c)   Exhibits

           17.   Letter regarding resignation of director dated
                 April 19, 1999.

                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                      AGRISTAR INC.


                      BY:   /s/ Terry A. Branson
                            ------------------------------
                            Terry A. Branson
                            President/CEO




Dated:  April 20, 1999